UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15D OF THE
SECURITIES EXCHANGE ACT OF 1934
July 27, 2005
Date of Report (Date of earliest event reported)
INTUIT INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2700 Coast Avenue
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.01
EXHIBIT 10.02

Item 1.01 Entry into a Material Definitive Agreement.
Funding of 2005 Intuit Inc. Performance Incentive Plan
     On July 27, 2005, the Compensation and Organizational Development Committee of our Board of Directors (the “Compensation Committee”) approved funding for the payment of annual performance bonuses under the Intuit Inc. Performance Incentive Plan (“IPI”) for the fiscal year ended July 31, 2005 (“Fiscal 2005”) in the aggregate amount of $88,340,000. Over 90% of Intuit’s employees, including each of our named executive officers except for our President and Chief Executive Officer, are eligible for annual performance bonus awards under the IPI for Fiscal 2005.
Approval of Fiscal Year 2005 Bonus Awards
     Stephen M. Bennett, our President and Chief Executive Officer, is eligible to receive an annual performance bonus for Fiscal 2005 under our Senior Executive Incentive Plan (“SEIP”), provided that the performance goals established by the Compensation Committee for Fiscal 2005 are achieved. On July 27, 2005, the Compensation Committee fixed the amount of Mr. Bennett’s annual performance bonus for Fiscal 2005 at $2,772,000, subject to certification by the Compensation Committee after July 31, 2005 that the Internal Revenue Code Section 162(m) performance goals for Fiscal 2005 have been achieved. On August 1, 2005, the Compensation Committee certified that the performance goals for Mr. Bennett’s annual performance bonus for Fiscal 2005 had been met.
     Also on July 27, 2005, the Compensation Committee fixed the amount of the annual performance bonuses payable to each of our named executive officers under the IPI for Fiscal 2005. The Fiscal 2005 bonus amounts were determined by the Compensation Committee based on its review with management of the performance of each of the named executive officers. The following table sets forth the amount of the Fiscal 2005 bonus to be paid to each of our named executive officers (other than Mr. Bennett whose bonus is payable under the SEIP described above):

Bonus
Name and Current Position	Amount
Robert B. (“Brad”) Henske(1) Senior Vice President/ General Manager, Consumer Tax Group and CFO	$475,000

Scott D. Cook(1) Chairman of the Executive Committee	$400,000

Richard William Ihrie(1) Senior Vice President, Chief Technology Officer	$400,000

Brad Smith(2) Senior Vice President/ General Manager, QuickBooks	$485,000

Raymond Stern(3) Senior Vice President	$240,000
(1)	Named executive officer for fiscal years ending July 31, 2004 and 2005.
(2)	Named executive officer for fiscal year ending July 31, 2005.
(3)	Named executive officer for fiscal year ending July 31, 2004. Due to the fact that Mr. Stern is on a leave of absence from Intuit, his Fiscal 2005 bonus was calculated pro rata based upon the period he was an active employee during Fiscal 2005.

Approval of 2006 Intuit Inc. Performance Incentive Plan
     On July 27, 2005, the Compensation Committee approved the Intuit Inc. Performance Incentive Plan for the fiscal year ending July 31, 2006 (“Fiscal 2006”), a discretionary cash bonus plan. The amount of a bonus award under the IPI for Fiscal 2006 will be based upon the employee’s bonus target, the employee’s performance during Fiscal 2006, and the amount of the aggregate bonus pool that is made available for bonuses for Fiscal 2006. A copy of the IPI for Fiscal 2006 is attached to this Report as Exhibit 10.1.
Performance Based Restricted Stock Units
     On July 27, 2005, the Compensation Committee approved the grant on July 29, 2005 of a 50,000 share restricted stock unit (“RSU”) to Mr. Bennett under the Intuit Inc. 2005 Equity Incentive Plan. Vesting of the RSU is subject to the achievement of performance goals established by the Compensation Committee for Fiscal 2006, which include targets based upon both Intuit’s net revenue and operating income for Fiscal 2006. If the performance goals for Fiscal 2006 are achieved, the RSU will vest on July 29, 2008. If the performance goals for Fiscal 2006 are not achieved, the RSU will terminate without vesting. We will only issue vested shares to Mr. Bennett. In the event of Mr. Bennett’s “Involuntary Termination” or “Termination without Cause” (as defined in his July 30, 2003 Amended and Restated Employment Agreement (the “Employment Agreement”)), the RSU will automatically vest as to a percentage of the total number of shares subject to the RSU equal to his number of full months of service from the date of grant to the date of termination of his employment divided by thirty-six months. In the event of Mr. Bennett’s “Termination Following a Change in Control” (as defined in his Employment Agreement), the RSU will automatically vest as to 100% of the total number of shares subject to the RSU.

CEO Annual Base Salary
     On July 27, 2005, the Compensation Committee increased Mr. Bennett’s base salary to $1,100,000 for Fiscal 2006.
Senior Vice President Relocation Benefit
     On August 1, 2005, the Compensation Committee approved the terms of certain relocation benefit payments to Brad Smith. As a result of Mr. Smith’s appointment as our Senior Vice President/General Manager, QuickBooks, Mr. Smith was required to relocate from San Diego, California to the San Francisco Bay Area. In connection with his relocation, we provided Mr. Smith with our standard executive relocation package, enhanced to include a relocation allowance payment equal to two month’s salary. Mr. Smith will also receive a mortgage subsidy in an amount not to exceed $300,000. The mortgage subsidy will be paid in monthly installments over a period of five years. The amount of the mortgage subsidy will be calculated based upon the interest that would be payable by Mr. Smith on a 30-year fixed rate first mortgage on his new home assuming an interest rate equal to 5%, 4%, 3%, 2% and 1% for the first, second, third, fourth and fifth year of the mortgage, respectively. The mortgage subsidy will terminate upon the termination of Mr. Smith’s employment for any reason. In addition, we will pay to the taxing authorities on Mr. Smith’s behalf an amount, not to exceed $50,000, representing an income tax gross-up relating to a mortgage loan origination payment. We also will pay to the taxing authorities on Mr. Smith’s behalf an amount, not to exceed $60,000, representing an income tax gross-up relating to additional income taxes paid by Mr. Smith as a result of our 2004 payment to Mr. Smith of the amount of his loss on the sale of his home in Texas and the closing costs associated with that sale.
1996 Employee Stock Purchase Plan
     On July 27, 2005, the Compensation Committee approved the amendment and restatement of our 1996 Employee Stock Purchase Plan extending the termination date of the plan from October 7, 2006 until July 27, 2015.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
10.01	Intuit Inc. Performance Incentive Plan for Fiscal Year 2006

10.02	Form of CEO Restricted Stock Unit Award Agreement for fiscal year ended July 31, 2005 (Performance-Based Vesting)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.

Date: August 2, 2005	By: /s/ Robert B. Henske Robert B. (“Brad”) Henske Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.01	Intuit Inc. Performance Incentive Plan for Fiscal Year 2006
10.02	Form of CEO Restricted Stock Unit Award Agreement for fiscal year ended July 31, 2005 (Performance-Based Vesting)